UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2020

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6622 Southpoint Drive S., Suite 310

Jacksonville, Florida 32216

(Address of Principal Executive Office) (Zip Code)

(904) 652-1601

(Registrant’s telephone number, including area code)

____________________________________________________

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DUOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01

Other Events.

As previously reported, Duos Technologies Group, Inc., a Florida corporation (the “Company”) entered into an Underwriting Agreement dated as of February 12, 2020 (the “Underwriting Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc., as representative of the underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters in a firm commitment underwritten public offering (the “Offering”) an aggregate of 1,350,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $6.00 per share. In addition, the Underwriters were granted an over-allotment option (the “Over-allotment Option”) for a period of 45 days to purchase up to an additional 202,500 shares of Common Stock to cover over-allotments, if any. The Common Stock was offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-235455), filed by the Company with the Securities and Exchange Commission on December 11, 2019, as amended, which became effective on February 12, 2020.

On February 20, 2020, pursuant to and in compliance with the terms and conditions of the Underwriting Agreement and the Offering, the Underwriters provided notice that they would partially exercise the Over-allotment Option to purchase 192,188 shares of Common Stock at $6.00 per share (the “Over-Allotment Exercise”). The sale of the Over-Allotment Exercise to purchase 192,188 shares of Common Stock closed on February 21, 2020. The Company has received gross proceeds of approximately $9.25 million for the Offering to date, including the exercise of the Over-Allotment Exercise, prior to deducting underwriting discounts and commissions and offering expenses payable by the Company.

On February 21, 2020, the Company issued a press release announcing the Over-Allotment Exercise. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: February 24, 2020	By:	/s/ Adrian Goldfarb
Adrian Goldfarb Chief Financial Officer

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